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                                   EXHIBIT 24



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                                POWER OF ATTORNEY

         Each of the undersigned, being a director and/or officer of Pilot Therapeutics Holdings, Inc. (formerly, Interallied Group, Inc.) (the "Company"), hereby nominates, constitutes and appoints Floyd H. Chilton and David J. Mills, or any one of them severally, to be his or her true and lawful attorney-in-fact and agent and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the issuance of certain shares of the common stock, $.001 par value, of the Company (the "Common Stock") in connection with the Pilot Therapeutics Holdings, Inc. Stock Option Plan (as amended), and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact and agent deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

         This Power of Attorney has been signed by the following persons in the capacities indicated on December 21, 2001.


/s/ Floyd H. Chilton                          /s/ Jim Ford
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Name: Floyd H. Chilton, President,            Name: Jim Ford, Interim Chief
      Chief Executive Officer and Director          Financial Officer (Principal
      (Principal Executive Officer)                 Financial Officer)


/s/ David J. Mills                            /s/ Santo J. Costa
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Name: David J. Mills, Controller              Name: Santo J. Costa, Director
      (Principal Accounting Officer)


/s/ James W. Johnston
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Name: James W. Johnston, Director             Name: Glenn J. Kline, Director


/s/ Sara Brooks Strassle                      /s/ Bradley J. Undem
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Name: Sara Brooks Strassle, Director          Name: Bradley J. Undem, Director


/s/ Margaret Urquhart
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Name: Margaret Urquhart, Director